================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

               [X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 7, 1998


                        Commission File Number 0-21484


                         THE SANTA CRUZ OPERATION, INC.
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                                           94-2549086
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

400 Encinal Street, Santa Cruz, California                         95060
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (408) 425-7222

================================================================================

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 30, 1997, the Company dismissed KPMG Peat Marwick LLP ("KPMG") as the Company's independent public accountants, a capacity in which the firm had served for several years, and selected Coopers & Lybrand LLP ("Coopers & Lybrand") to replace KPMG in this role. The decision to change the Company's independent accountants was approved by the Company's full Board of Directors.

     During the Company's two most recent fiscal years and the subsequent interim period preceding the change in accountants, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for the two most recent fiscal years. In addition, KPMG's reports on the financial statements of the Company for the past two years contained unqualified opinions.

     KPMG's letter to the Audit Committee related to its audit of the Company's consolidated financial statements of the fiscal year ended September 30, 1997 included a reportable condition pertaining to the reliability of the Company's system for monitoring the quantity of inventory held by distributors and the completeness of the criteria applied to such data that could effect the determination of appropriate allowances for returns and exchanges from distributors. Subsequent to the close of the fiscal year, the Company has continued to implement improved systems and reporting disciplines, as well as undertake a program of onsite physical verification at major distributor locations. The subject matter of the reportable condition was discussed with a member of the Company's Audit Committee.

     The Company authorized KPMG to respond fully to the inquiries of Coopers & Lybrand. The Company also provided KPMG with a copy of the disclosures it is making in this Item 4. KPMG has furnished the Company with a letter addressed to the Commission stating that it agrees wit the statements made by the Company herein. The Company has filed a copy of KPMG's letter as Exhibit 16 to this Report.

                                                                     EXHIBIT 16


January 7, 1998


Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously independent auditors for The Santa Cruz Operation, Inc. (SCO or the Company) and, under the date of October 22, 1997, we reported on the consolidated financial statements of SCO and subsidiaries as of and for each of the years in the three-year period ended September 30, 1997. On December 30, 1997, our appointment as independent auditors was terminated. We have read SCO's statements included under Item 4 of its Form 8-K dated January 7, 1998, and we agree with such statements, except that we are not in a position to agree or disagree with SCO's statement that (i) subsequent to the close of the fiscal year, the Company has continued to implement improved systems and reporting disciplines, as well as undertake a program of onsite physical verification at major distributor locations and (ii) the change was approved by the Company's full board of directors.

Very truly yours,


/s/ KPMG Peat Marwick LLP